                                                                   EXHIBIT 10.11

                                                                     CEO VERSION


                                    FORM OF
                             KEY EMPLOYEE AGREEMENT

        THIS KEY EMPLOYEE AGREEMENT, dated as of the ___ day of ________, 1998, is by and between Newco Software Corporation, a Delaware corporation ("Newco" or the "Company"), and [_________] (the "EMPLOYEE").

                                    RECITALS

        A. Employee is employed as a key employee of [Saturn Software, Inc. ("SSI") or Venus Software Corporation ("Venus")];

        B. Venus and Saturn Technology, Inc., SSI and certain of their subsidiaries have entered into an Agreement and Plan of Reorganization dated as of October ___, 1998 (the "REORGANIZATION AGREEMENT"), pursuant to which certain assets of SSI will be contributed to Newco and Venus will become a wholly owned subsidiary of Newco; and

        C. The Company and Employee wish to enter into this Key Employee Agreement relating to Employee's contemplated employment with the Company.

        NOW, THEREFORE, IT IS HEREBY AGREED by and between the parties hereto as follows:

        1. EMPLOYMENT.

                (a) Duties. The Company agrees to employ Employee as [_________________] of the Company, and Employee agrees to perform such reasonable responsibilities and duties as may be required of him by the Company. During the Employment Term (as defined in subsection (b) below), Employee shall carry out his duties and responsibilities hereunder in a diligent and competent manner and shall devote his full business time, attention and energy thereto.

                (a) Term. The term of Employee's employment under this Agreement (the "EMPLOYMENT TERM") shall commence on the Effective Time (as defined in the Reorganization Agreement) and shall terminate twenty-four (24) months after the Effective Time. Employee's employment with the Company shall be "at-will," as defined under applicable law. At the end of the Employment Term, Employee's employment shall continue on a month to month basis on the terms and conditions set forth in this Agreement.

                (b) Place of Employment. During the Employment Term, Employee shall render his services at [___________]. Employee shall do such traveling as shall be reasonably necessary in connection with his duties and responsibilities hereunder and Employee shall be reimbursed for all reasonable business and travel expenses.

        2. COMPENSATION AND BENEFITS.

                (a) Cash Compensation. The Company shall pay Employee as compensation for his services a base salary at the annualized rate of $[________], along with such performance bonus amounts as the Board of Directors or the Compensation Committee of the Company (the "Board") shall authorize, in its discretion, from time to time. Such salary shall be reviewed at least annually and shall be increased from time to time subject to accomplishment of such performance goals and objectives as may be established from time to time by the Board. Such compensation shall be subject to applicable tax withholding and shall be paid periodically in accordance with normal Company payroll practices. The Employee's base salary specified in this Section 2(a), together with any increases in such base salary that the Board may grant from time to time, is referred to in this Agreement as "BASE COMPENSATION."

                (b) Employee Benefits. Employee shall be eligible to participate in employee benefit plans and executive compensation programs maintained by the Company applicable to key employees of the Company, including (without limitation) retirement plans, savings or profit sharing plans, deferred compensation plans, supplemental retirement or excess-benefit plans, stock option, incentive or other bonus plans, life, disability, health, accident and other insurance programs, paid vacations, and similar plans or programs, subject in each case to the generally applicable terms and conditions of the plan or program in question and to the determination of any committee administering such plan or program.

        3. SEVERANCE PAYMENTS.

                (a) Termination Prior to the Last Day of the Employment Term. If, prior to the last day of the Employment Term, Employee's employment terminates as a result of an Involuntary Termination (as defined below), then Employee shall receive the following severance benefits from the Company in lieu of any other benefits whether or not under this Agreement:

                        (i) Severance Payment. A cash payment in an amount equal to the sum of (A) six (6) months of the Employee's Base Compensation, (B) any unpaid quarterly bonuses earned by Employee with respect to a previous quarter and (C) fifty percent (50%) of Employee's target bonus for the fiscal year of the Company in which such termination occurs. Such cash payment shall be paid in equal installments over the length of the Consulting Period (as defined in Section 3(a)(iii));

                        (ii) Continued Employee Benefits. Health, dental and life insurance coverage at the same level of coverage and with the same percentage of Company-paid coverage as was provided to Employee immediately prior to the Involuntary Termination (the "COMPANY-PAID COVERAGE"). If such coverage included Employee's dependents immediately prior to the

Involuntary Termination, such dependents shall also be included in the Company-Paid Coverage. Company-Paid Coverage shall continue until the earlier of
(i) six (6) months from the date of the termination of employment or (ii) the date that Employee and his dependents become covered under group health, dental and life insurance plans, as applicable, that provide Employee and his dependents with comparable benefits and levels of coverage. For purposes of the Consolidated Budget Reconciliation Act of 1985, as amended ("COBRA"), the date of the "qualifying event" for Employee and his dependents shall be the date upon which the Company-Paid Coverage terminates; and

                        (iii) Consulting Relationship. The Company agrees to retain Employee as a consultant to the Company for the period commencing with the date of the Involuntary Termination and ending on the last day of the Employment Term (the "CONSULTING PERIOD"). During the Consulting Period, Employee shall report to the Board or its designee and shall be available to perform consulting services for the Company; provided, however, that the Company shall not require Employee to perform services for more than ten (10) hours in any one month during the Consulting Period. All stock options and restricted stock held by Employee shall continue to vest through the Consulting Period, and all such stock options shall remain exercisable for three months following the Consulting Period. Any incentive stock options held by Employee shall automatically convert into nonstatutory stock options three months and one day following the date of the Involuntary Termination, to the extent required by law.

                (b) Other Termination. In the event: (i) Employee's employment terminates by reason of Employee's voluntary resignation not resulting from an Involuntary Termination; (ii) the Company terminates Employee's employment after the last day of the Employment Term or (iii) Employee is terminated by the Company for Cause; Employee shall not be entitled to receive any severance under
Section 3(a) hereof or any other benefits except for those (if any) as may then be established under the Company's then-existing severance and benefits plans and policies at the time of such termination.

        4. COVENANTS NOT TO COMPETE AND NOT TO SOLICIT.

                (a) Until the end of the Consulting Period as provided for in
Section 3 and only to the extent Employee receives severance benefits under
Section 3, upon an Involuntary Termination, the Employee agrees that he shall not be, on his own behalf, or as owner, manager, advisor, principal, agent, partner, consultant, director, officer, stockholder or employee of any Restricted Business, or without the express written authorization of the Company. The foregoing covenant shall not be deemed to prohibit Employee from acquiring an investment not more than one percent (1%) of the capital stock of a competing business, whose stock is traded on a national securities exchange or through the automated quotation system of a registered securities association. Should Employee waive any severance benefits provided pursuant to Section 3, this covenant not to compete in this Section 4(a) shall not apply to Employee.

                (b) Until one year after termination of Employee's employment, upon the termination of Employee's employment with the Company for any reason, Employee agrees that he shall not either directly or indirectly solicit, induce, attempt to hire, recruit, encourage, take away, hire any employee of the Company or cause an employee to leave their employment either for Employee or for any other entity or person.

                (c) The Employee represents that he (i) is familiar with the foregoing covenants not to compete and not to solicit, and (ii) is fully aware of his obligations hereunder, including, without limitation, the reasonableness of the length of time, scope and geographic coverage of these covenants.

        5. DEFINITIONS. As used herein, the following terms shall have the meanings se forth below:

                (a) Involuntary Termination. "INVOLUNTARY TERMINATION" shall mean after the Effective Time, (i) without Employee's express written consent, the reduction of Employee's duties, authority or responsibilities, relative to Employee's duties, authority or responsibilities as in effect immediately prior to such reduction, or the assignment to Employee of such reduced duties, authority or responsibilities; (ii) a reduction by the Company in the base salary of Employee as in effect immediately prior to such reduction; (iii) a reduction by the Company in the kind or level of target bonus opportunity to which Employee was entitled immediately prior to such reduction with the result that Employee's overall cash compensation package is significantly reduced; (iv) the relocation of Employee to a facility or a location more than thirty (30) miles from Employee's then present location, without Employee's express written consent; (v) any termination of Employee by the Company not for Cause; (vi) the failure of the Company to obtain the assumption of this agreement by any successors contemplated in Section 6(a) below; and (vii) any act or set of facts or circumstances that would, under California case law or statute, constitute a constructive termination of Employee.

                (b) Cause. "CAUSE" for termination by Company of Employee's employment shall mean (A) the willful and continued failure by Employee to follow the lawful written directions of the Board after a written demand for substantial performance is delivered to Employee by the Board, which demand identifies the manner in which the Board believes that Employee has not substantially followed the Board's directions and provides thirty (30) days for Employee to comply with such demand; (B) the willful engagement by Employee in conduct which is demonstrably and materially injurious to Company or its subsidiaries and affiliates, monetarily or otherwise; or (C) a conviction, pleas of nolo contendere, guilty plea or confession by Employee to an act of fraud, misappropriation or embezzlement, or to a felony.

                (c) Restricted Business. "RESTRICTED BUSINESS" shall mean a business (whether a firm, corporation or partnership) which has products which compete directly with Newco's products; provided, however, that in the case of a company that has a division that is a Restricted Business, only the division shall be treated as a Restricted Business and not the entire company. For example, only the IBM division developing and selling data storage software is a Restricted Business and the rest of IBM shall not be a Restricted Business.

        6. NOTICES. Any notice, report or other communication required or permitted to be given hereunder shall be in writing to both parties and shall be deemed given on the date of delivery, if delivered, or three days after mailing, if mailed first-class mail, postage prepaid, (i) if to Employee, at the home address that he most recently communicated to the Company in writing; and (ii) if to the Company, at the Company's principal executive offices to the Chief Executive Officer's attention; or (iii) to such other address as any party hereto may designate by notice given as herein provided.

        7. SUCCESSORS.

                (a) Company's Successors. Any successor to the Company (whether direct or indirect and whether by purchase, merger, consolidation, liquidation or otherwise) to all or substantially all of the Company's business and/or assets shall assume the obligations under this Agreement and agree expressly to perform the obligations under this Agreement in the same manner and to the same extent as the Company would be required to perform such obligations in the absence of a succession. For all purposes under this Agreement, the term "COMPANY" shall include any successor to the Company's business and/or assets which executes and delivers the assumption agreement described in this Section 6(a) or which becomes bound by the terms of this Agreement by operation of law.

                (b) Employee's Successors. The terms of this Agreement and all rights of Employee hereunder shall inure to the benefit of, and be enforceable by, Employee's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.

        8. GOVERNING LAW. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of California as applied to agreements entered into and performed within California solely by residents of that state.

        9. NO DUTY TO MITIGATE. Employee shall not be required to mitigate the amount of any payment contemplated by this Agreement, nor shall any such payment be reduced by any earnings that Employee may receive from any other source.

        10. SEPARABILITY. In the event that any provision or provisions of this Agreement is held to be invalid or unenforceable by any court of law or otherwise, the remaining provisions of this Agreement shall nevertheless continue to be valid and enforceable as though the invalid or unenforceable parts had not been included therein.

        11. ENTIRE AGREEMENT. This Agreement represents the entire agreement and understanding between the parties as to the subject matter hereof and supersedes all prior or contemporaneous agreements whether written or oral. No waiver, alteration or modification of any of the provisions of this Agreement shall be binding unless in writing and signed by duly authorized representatives of the parties hereto.

        12. AMENDMENTS. This Agreement shall not be changed or modified in whole or in part except by an instrument in writing signed by each party hereto.

        13. EFFECTIVENESS. This Agreement shall become effective and enforceable on the later of the date it is signed by both parties or the Effective Time (as defined in the Reorganization Agreement).

        14. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

        15. EFFECT OF HEADINGS. The section headings herein are for convenience only and shall not affect the construction or interpretation of this Agreement.



        IN WITNESS WHEREOF, the parties hereto have executed this Key Employee Agreement as of the date first written above.

                                        NEWCO SOFTWARE CORPORATION,

                                        A DELAWARE CORPORATION



                                        ----------------------------------------
                                        Signature of Authorized Signatory


                                        EMPLOYEE


                                        ----------------------------------------

                                                            KEY EMPLOYEE VERSION


                                    FORM OF
                             KEY EMPLOYEE AGREEMENT

        THIS KEY EMPLOYEE AGREEMENT, dated as of the ___ day of ________, 1998, is by and between Newco Software Corporation, a Delaware corporation ("Newco" or the "Company"), and [_________] (the "EMPLOYEE").

                                    RECITALS

        A. Employee is employed as a key employee of [Saturn Software, Inc. ("SSI") or Venus Software Corporation ("Venus");

        B. Venus and Saturn Technology, Inc., SSI and certain of their subsidiaries have entered into an Agreement and Plan of Reorganization dated as of October ___, 1998 (the "REORGANIZATION AGREEMENT"), pursuant to which certain assets of SSI will be contributed to Newco and Venus will become a wholly owned subsidiary of Newco; and

        C. The Company and Employee wish to enter into this Key Employee Agreement relating to Employee's contemplated employment with the Company.

        NOW, THEREFORE, IT IS HEREBY AGREED by and between the parties hereto as follows:

        1. EMPLOYMENT.

                (a) Duties. The Company agrees to employ Employee as [_________________] of the Company, and Employee agrees to perform such reasonable responsibilities and duties as may be required of him by the Company. During the Employment Term (as defined in subsection (b) below), Employee shall carry out his duties and responsibilities hereunder in a diligent and competent manner and shall devote his full business time, attention and energy thereto.

                (a) Term. The term of Employee's employment under this Agreement (the "EMPLOYMENT TERM") shall commence on the Effective Time (as defined in the Reorganization Agreement) and shall terminate twelve (12) months after the Effective Time. Employee's employment with the Company shall be "at-will," as defined under applicable law. At the end of the Employment Term, Employee's employment shall continue on a month to month basis on the terms and conditions set forth in this Agreement.

                (b) Place of Employment. During the Employment Term, Employee shall render his services at the [___________]. Employee shall do such traveling as shall be reasonably necessary in connection with his duties and responsibilities hereunder and Employee shall be reimbursed for all reasonable travel and business expenses.

        2. COMPENSATION AND BENEFITS.

                (a) Cash Compensation. The Company shall pay Employee as compensation for his services a base salary at the annualized rate of $[________], along with such performance bonus amounts as the Board of Directors or the Compensation Committee of the Company (the "Board") shall authorize, in its discretion, from time to time. Such salary shall be reviewed at least annually and shall be increased from time to time subject to accomplishment of such performance goals and objectives as may be established from time to time by the Board. Such compensation shall be subject to applicable tax withholding and shall be paid periodically in accordance with normal Company payroll practices. The Employee's base salary specified in this Section 2(a), together with any increases in such base salary that the Board may grant from time to time, is referred to in this Agreement as "BASE COMPENSATION."

                (b) Employee Benefits. Employee shall be eligible to participate in employee benefit plans and executive compensation programs maintained by the Company applicable to key employees of the Company, including (without limitation) retirement plans, savings or profit sharing plans, deferred compensation plans, supplemental retirement or excess-benefit plans, stock option, incentive or other bonus plans, life, disability, health, accident and other insurance programs, paid vacations, and similar plans or programs, subject in each case to the generally applicable terms and conditions of the plan or program in question and to the determination of any committee administering such plan or program.

        3. SEVERANCE PAYMENTS.

                (a) Termination Prior to the Last Day of the Employment Term. If, prior to the last day of the Employment Term, Employee's employment terminates as a result of an Involuntary Termination (as defined below), then Employee shall receive the following severance benefits from the Company in lieu of any other benefits whether or not under this Agreement:

                        (i) Severance Payment. A cash payment in an amount equal to the sum of (A) six (6) months of the Employee's Base Compensation, (B) any unpaid quarterly bonuses earned by Employee with respect to a previous quarter and (C) fifty percent (50%) of Employee's target bonus for the fiscal year of the Company in which such termination occurs. Such cash payment shall be paid in equal installments over the length of the Consulting Period (as defined in Section 3(a)(iii));

                        (ii) Continued Employee Benefits. Health, dental and life insurance coverage at the same level of coverage and with the same percentage of Company-paid coverage as was provided to Employee immediately prior to the Involuntary Termination (the "COMPANY-PAID COVERAGE"). If such coverage included Employee's dependents immediately prior to the Involuntary Termination, such dependents shall also be included in the Company-Paid Coverage. Company-Paid Coverage shall continue until the earlier of (i) six (6) months from the date of the termination of employment or (ii) the date that Employee and his dependents become covered under group health, dental and life insurance plans, as applicable, that provide Employee and his dependents with comparable benefits and levels of coverage. For purposes of the Consolidated Budget Reconciliation Act of 1985, as amended ("COBRA"), the date of the "qualifying event" for Employee and his dependents shall be the date upon which the Company-Paid Coverage terminates; and

                        (iii) Consulting Relationship. The Company agrees to retain Employee as a consultant to the Company for the period commencing with the date of the Involuntary Termination and ending (i) twelve (12) months after the date of the Involuntary Termination if the date of the Involuntary Termination is less than or equal to six (6) months after the Effective Date (as defined in the Reorganization Agreement) and (ii) nine (9) months after the date of the Involuntary Termination if the date of the Involuntary Termination is more than six (6) months after the Effective Date (as defined in the Reorganization Agreement) (the "CONSULTING PERIOD"). During the Consulting Period, Employee shall report to the Board or its designee and shall be available to perform consulting services for the Company; provided, however, that the Company shall not require Employee to perform services for more than ten (10) hours in any one month during the Consulting Period. All stock options and restricted stock held by Employee shall continue to vest through the Consulting Period, and all such stock options shall remain exercisable for three months following the Consulting Period. Any incentive stock options held by Employee shall automatically convert into nonstatutory stock options three months and one day following the date of the Involuntary Termination, to the extent required by law.

                (b) Other Termination. In the event: (i) Employee's employment terminates by reason of Employee's voluntary resignation not resulting from an Involuntary Termination; (ii) (ii) the Company terminates Employee's employment after the last day of the Employment Term or (iii) Employees' termination by the Company for Cause; Employee shall not be entitled to receive any severance under
Section 3(a) hereof or any other benefits except for those (if any) as may then be established under the Company's then-existing severance and benefits plans and policies at the time of such termination.

        4. COVENANTS NOT TO COMPETE AND NOT TO SOLICIT.

        (a) Until the end of the Consulting Period as provided for in Section 3 and only to the extent Employee receives severance benefits under Section 3, upon an Involuntary Termination, the Employee agrees that he shall not be, on his own behalf, or as owner, manager, advisor, principal, agent, partner, consultant, director, officer, stockholder or employee of any Restricted Business, or without the express written authorization of the Company. The foregoing covenant shall not be deemed to prohibit Employee from acquiring an investment not more than one percent (1%) of the capital stock of a competing business, whose stock is traded on a national securities exchange or through the automated quotation system of a registered securities association. Should Employee waive any severance benefits provided pursuant to Section 3, this covenant not to compete in this Section 4(a) shall not apply to Employee.

                (b) Until one year after termination of Employee's employment, upon the termination of Employee's employment with the Company for any reason, Employee agrees that he shall not either directly or indirectly solicit, induce, attempt to hire, recruit, encourage, take away, hire any employee of the Company or cause an employee to leave their employment either for Employee or for any other entity or person.

                (c) The Employee represents that he (i) is familiar with the foregoing covenants not to compete and not to solicit, and (ii) is fully aware of his obligations hereunder, including, without limitation, the reasonableness of the length of time, scope and geographic coverage of these covenants.

        5. DEFINITIONS. As used herein, the following terms shall have the meanings se forth below:

                (a) Involuntary Termination. "INVOLUNTARY TERMINATION" shall mean after the Effective Time, (i) without Employee's express written consent, the reduction of Employee's duties, authority or responsibilities, relative to Employee's duties, authority or responsibilities as in effect immediately prior to such reduction, or the assignment to Employee of such reduced duties, authority or responsibilities; (ii) a reduction by the Company in the base salary of Employee as in effect immediately prior to such reduction; (iii) a reduction by the Company in the kind or level of target bonus opportunity to which Employee was entitled immediately prior to such reduction with the result that Employee's overall cash compensation package is significantly reduced; (iv) the relocation of Employee to a facility or a location more than thirty (30) miles from Employee's then present location, without Employee's express written consent; (v) any termination of Employee by the Company not for Cause; (vi) the failure of the Company to obtain the assumption of this agreement by any successors contemplated in Section 6(a) below; and (vii) any act or set of facts or circumstances that would, under California case law or statute, constitute a constructive termination of Employee.

                (b) Cause. "CAUSE" for termination by Company of Employee's employment shall mean (A) the willful and continued failure by Employee to follow the lawful written directions of the Board after a written demand for substantial performance is delivered to Employee by the Board, which demand identifies the manner in which the Board believes that Employee has not substantially followed the Board's directions and provides thirty (30) days for Employee to comply with such demand; (B) the willful engagement by Employee in conduct which is demonstrably and materially injurious to Company or its subsidiaries and affiliates, monetarily or otherwise; or (C) a conviction, pleas of nolo contendere, guilty plea or confession by Employee to an act of fraud, misappropriation or embezzlement, or to a felony.

                (c) Restricted Business. "RESTRICTED BUSINESS" shall mean a business (whether a firm, corporation or partnership) which has products which compete directly with Newco's products; provided, however, that in the case of a company that has a division that is a Restricted Business, only the division shall be treated as a Restricted Business and not the entire company. For example, only the IBM division developing and selling data storage software is a Restricted Business and the rest of IBM shall not be a Restricted Business.

        6. NOTICES. Any notice, report or other communication required or permitted to be given hereunder shall be in writing to both parties and shall be deemed given on the date of delivery, if delivered, or three days after mailing, if mailed first-class mail, postage prepaid, (i) if to Employee, at the home address that he most recently communicated to the Company in writing; and (ii) if to the Company, at the Company's principal executive offices to the Chief Executive Officer's attention; or (iii) to such other address as any party hereto may designate by notice given as herein provided.

        7. SUCCESSORS.

                (a) Company's Successors. Any successor to the Company (whether direct or indirect and whether by purchase, merger, consolidation, liquidation or otherwise) to all or substantially all of the Company's business and/or assets shall assume the obligations under this Agreement and agree expressly to perform the obligations under this Agreement in the same manner and to the same extent as the Company would be required to perform such obligations in the absence of a succession. For all purposes under this Agreement, the term "COMPANY" shall include any successor to the Company's business and/or assets which executes and delivers the assumption agreement described in this Section 6(a) or which becomes bound by the terms of this Agreement by operation of law.

                (b) Employee's Successors. The terms of this Agreement and all rights of Employee hereunder shall inure to the benefit of, and be enforceable by, Employee's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.

        8. GOVERNING LAW. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of [California or Florida or Idaho (or Delaware) as applicable] as applied to agreements entered into and performed within [California or Florida or Idaho (or Delaware) as applicable] solely by residents of that state.

        9. NO DUTY TO MITIGATE. Employee shall not be required to mitigate the amount of any payment contemplated by this Agreement, nor shall any such payment be reduced by any earnings that Employee may receive from any other source.

        10. SEPARABILITY. In the event that any provision or provisions of this Agreement is held to be invalid or unenforceable by any court of law or otherwise, the remaining provisions of this Agreement shall nevertheless continue to be valid and enforceable as though the invalid or unenforceable parts had not been included therein.

        11. ENTIRE AGREEMENT. This Agreement represents the entire agreement and understanding between the parties as to the subject matter hereof and supersedes all prior or contemporaneous agreements whether written or oral. No waiver, alteration or modification of any of the provisions of this Agreement shall be binding unless in writing and signed by duly authorized representatives of the parties hereto.

        12. AMENDMENTS. This Agreement shall not be changed or modified in whole or in part except by an instrument in writing signed by each party hereto.

        13. EFFECTIVENESS. This Agreement shall become effective and enforceable on the later of the date it is signed by both parties or the Effective Time (as defined in the Reorganization Agreement).

        14. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

        15. EFFECT OF HEADINGS. The section headings herein are for convenience only and shall not affect the construction or interpretation of this Agreement.

        IN WITNESS WHEREOF, the parties hereto have executed this Key Employee Agreement as of the date first written above.

                                        NEWCO SOFTWARE CORPORATION,

                                        A DELAWARE CORPORATION


                                        ----------------------------------------
                                        Signature of Authorized Signatory


                                        EMPLOYEE



                                        ----------------------------------------